STANDARD FORM



                         SINGLE TENANT INDUSTRIAL LEASE
                                      (NET)






LANDLORD:                       South Bay Industrials Company, L.L.C.,
                                a Delaware limited liability company

TENANT:                         Systemax, Inc., a New York corporation,
                                dba:  Global Computer Supplies

PROJECT:                        921 West Artesia Boulevard

CITY, STATE                     Compton, California

DATE:                           July 17, 1997

                                  STANDARD FORM
                         SINGLE TENANT INDUSTRIAL LEASE
                                      (NET)


                                TABLE OF CONTENTS

                                                                        PAGE

1. Basic Lease Term.......................................................1
2. Premises...............................................................2
3. Lease Term.............................................................3
4. Possession.............................................................3
5. Rent...................................................................4
6. Prepaid Rent...........................................................5
7. Security Deposit.......................................................5
8. Use Of Premises And Project Facilities.................................6
9. Surrender Of Premises; Holding Over....................................7
10. Signage...............................................................8
11. Taxes.................................................................8
12. Utilities.............................................................9
13. Maintenance...........................................................9
14. Alterations..........................................................12
15. Release And Indemnity................................................12
16. Insurance............................................................13
17. Destruction..........................................................15
18. Condemnation.........................................................16
19. Assignment Or Sublease...............................................17
20. Default..............................................................19
21. Landlord's Remedies..................................................19
22. Default By Landlord..................................................20
23. Entry Of Premises And Performance By Tenant..........................21
24. Subordination........................................................22
25. Notice...............................................................23
26. Waiver...............................................................23
27. Limitation Of Liability..............................................23
28. Force Majeure........................................................24
29. Professional Fees....................................................24
30. Examination Of Lease.................................................25
31. Estoppel Certificate.................................................25
32. Rules And Regulations................................................26
33. Liens................................................................26
34. Miscellaneous Provisions.............................................26

RIDERS

1. Early Entry..........................................................R-1
2. Option to Extend.....................................................R-2

EXHIBITS [OMITTED]

A. Depiction of Premises................................................A-1
B. Project Site Plan....................................................B-1
C. Work Letter Agreement................................................C-1
D. Notice of Lease Term Dates...........................................D-1
E. Tenant Estoppel Certificate..........................................E-1
F. Rules and Regulations................................................F-1
G. Project Signage Criteria.............................................G-1
H. Hazardous Materials Addendum.........................................H-1
I. Hazardous Materials Questionnaire....................................I-1

                            STANDARD INDUSTRIAL LEASE
                                      (NET)

1.   BASIC LEASE TERM.

     a.   DATE OF LEASE EXECUTION: July 17, 1997

     b.   TENANT:                      Systemax, Inc., a New York corporation
          Trade Name                   Global Computer Supplies
          Address (Leased Premises):   921 West Artesia Boulevard
          City, State Zip Code:        Compton, CA 90220
          Building/Suite/Unit:         921 West Artesia Boulevard

     c. LANDLORD: South Bay Industrials Co., L.L.C., a Delaware limited liability company Address (FOR RENT AND NOTICES): c/o SARESoREGIS Group 9500 Telstar Avenue, Suite 106, El Monte, CA 91731, with a copy to: J.P. Morgan Investment Management, 522 Fifth Avenue, New York, NY 10036 and to: SARESoREGIS Group, 18802 Bardeen Avenue, Irvine, CA 92712

     d. TENANT'S PERMITTED USE OF PREMISES: Warehousing and distribution of computer related products, materials handling equipment, retail sales and related office activities.

     e.   PREMISES: Those Certain Premises Defined in PARAGRAPH 2 Below.

     f.   PREMISES AREA: approximately 140,720 Rentable Square Feet

     g. TERM: Commencement Date: NOVEMBER 1, 1997 Expiration Date: OCTOBER 21, 2007 Number of Months 120

     h. MONTHLY BASIC RENT: FORTY-SIX THOUSAND FOUR HUNDRED THIRTY-SEVEN AND 60/100 DOLLARS ($46,437.60)

     i. ANNUAL BASIC RENT: FIVE HUNDRED FIFTY-SEVEN THOUSAND TWO HUNDRED FIFTY-ONE AND 20/100 DOLLARS ($557,251.20)

     j.   RENT ADJUSTMENT:

          Cost of Living. The cost of living provisions of Subparagraph 5(c) apply using the Consumer Price Index - Urban Wage Earners and Clerical Workers (Los Angeles- Anaheim-Riverside), all items, Base 1982-1984 ("Index"), (1967=100), with a minimum increase of 3% per annum and a maximum increase of 7%, said adjustments calculated and effective at the commencement of the 31st, 61st and 91st months of the Term.

     k. PREPAID RENT (for FIRST month of term): FORTY-SIX THOUSAND FOUR HUNDRED THIRTY-SEVEN AND 60/100 DOLLARS ($46,437.60).

     l. TOTAL SECURITY DEPOSIT: $60,590.50, including a $0.00 non-refundable cleaning fee.

     m. BROKER(S): CB Commercial - Jeffery S. Morgan and John J. Schumacher, representing Tenant.

     n.   GUARANTOR(S): N/A

     o. TENANT IMPROVEMENTS: All work performed by Landlord to prepare the Premises for occupancy pursuant to the terms of the work Letter Agreement attached hereto as EXHIBIT C.

     p. TENANT IMPROVEMENT ALLOWANCE: If applicable, Landlord grants to Tenant a Tenant Improvement Allowance pursuant to the terms of the Work Letter Agreement attached hereto as EXHIBIT C.

     q. PARKING: Tenant shall have exclusive rights to all available designed parking appurtenant to the property.

     r. ADDITIONAL SECTIONS: Additional sections of this Lease, contained in the "Addendum to the Lease", numbered 36 through 0 - - are attached hereto and made a part hereof. If none, so state in the following space NONE.

     v. RIDERS: Riders numbered 1 through 2 are attached hereto and made a part hereof. If none, so state in the following space - - .

     w. EXHIBITS: Exhibits lettered A through I are attached hereto and made a part hereof. If none, so state in the following space - - .

          This PARAGRAPH 1 represents a summary of the basic terms of this lease. In the event of any inconsistency between the terms contained in this PARAGRAPH 1 and any specific provision of this Lease, the terms of the more specific provision shall prevail.

2.  PREMISES.

     (a) Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the premises referenced in PARAGRAPH 1 and outlined in EXHIBIT A (the "Premises"), consisting of that certain building (the "Building") AND THE EXCLUSIVE PARKING AND DELIVERY AREAS APPURTENANT THERETO which is a part of the project described on EXHIBIT B (the "Project"). By entry on the Premises, Tenant acknowledges that it has examined the Premises and accepts the Premises in their present condition, subject to any additional work Landlord has agreed to perform pursuant to the provisions of this Lease.

     (b) The parties agree that the letting and hiring of the Premises is upon and subject to the terms, covenants and conditions herein set forth and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance.

3.   LEASE TERM.

     The term of this Lease shall be for the period designated in Subparagraph 1(g) commencing on the commencement Date, and ending on the Expiration Date as set forth in said Subparagraph 1(g), unless the term hereby demised shall be sooner terminated as herein provided ("Term"). Notwithstanding the foregoing, if the Commencement Date falls on any day other than the first day of a calendar month then the Term of this Lease shall be measured from the first day of the month following the month in which the commencement Date occurs.

4.   POSSESSION.

     (a) DELIVERY OF POSSESSION. Landlord agrees to deliver possession of the Premises to Tenant upon the substantial completion of the Tenant Improvements as determined by Landlord's architect or space planner in accordance with the terms of this Lease and the Work Letter Agreement attached hereto as exhibit C. Notwithstanding the foregoing, Landlord shall not be obligated to deliver possession of the Premises to Tenant until Landlord has received from Tenant all of the following: (i) the Security Deposit and first monthly installment of Annual Basis Rent;
          (ii) executed copies of policies of insurance of certificates thereof as required under Paragraph 18 of this Lease; (iii) copies of all governmental permits and authorizations required in connection with Tenant's operation of its business upon the Premises; and (iv) an executed original of the Hazardous Materials Questionnaire in the form attached hereto as Exhibit 1.

     (b) CONDITION OF PREMISES. Prior to the Commencement Date and in accordance with the Work Schedule to be prepared by Landlord and Tenant pursuant to the Work Letter Agreement attached hereto as Exhibit C, Landlord and Tenant shall jointly conduct a walk-through inspection of the Premises and shall jointly prepare a list (the "Punch-List") of items needing additional work; provided, however, the Punch- List shall be limited to items required to be installed by landlord under the Work Letter Agreement and the Punch-List will not include any items of damage to the Premises caused by Tenant's move-in or early entry, if permitted. Damage caused by Tenant will be corrected or repaired by Landlord, at Tenant's expense. Other than the items specified in the Punch-List, by taking possession of the Premises, Tenant will be deemed to have accepted the Premises and the Building in their condition on the date of delivery of possession and to have acknowledged that Landlord has installed the Tenant Improvements as required by the work Letter Agreement and that there are no additional items needing work or repair. Landlord shall cause all items set forth in the Punch-List to be repaired or corrected within thirty (30) days following the preparation of the Punch-List or as soon as reasonably practicable after the preparation of the Punch-List. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Building, the Project or any portions thereof or with respect to the suitability of same for the conduct of Tenant's business. Without limiting the foregoing, if the Building is newly constructed or renovated, Tenant's execution of the Notice attached hereto as Exhibit D shall constitute a specific acknowledgment and acceptance of the various start-up inconveniences that may be associated with the use of the Project and the Common Areas such as certain construction obstacles including scaffolding, uneven air conditioning services and other typical conditions incident to recently constructed or renovated buildings.

5.   RENT.

     (a) BASIC RENT. Tenant agrees to pay Landlord as Annual Basic Rent for the Premises the annual basic Rent designated in SUBPARAGRAPH 1(I) (adjusted as hereinafter provided) in twelve (12) equal monthly installments as designated in Subparagraph 1(h), each in advance on the first day of each and every calendar month during the Term, except that one month's rent shall be paid upon the execution of this Lease. If the Term of this Lease commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, then the rent for such periods shall be prorated in the proportion that the number of days this Lease is in effect during such periods bears to thirty days (30), and such rent shall b paid at the commencement of such period. In addition to the Annual Basic Rent, Tenant agrees to pay additional rent as provided in PARAGRAPH 6 and the amount of all rental adjustments as and when hereinafter provided in this Lease. The Annual Basic Rent, any additional rent payable pursuant to the provisions of this lease and any rental adjustments shall be paid to Landlord, without any prior demand therefor, and without any deduction or offset whatsoever in lawful money of the United States of America, which shall be legal tender at the time of payment, at the address of Landlord designated in SUBPARAGRAPH 1(C) or to such other person or at such other place as Landlord may from time to time designate in writing. Further, all charges to be paid by Tenant hereunder, including, without limitation, payments for real property taxes, insurance, repairs, and parking, if any, shall be considered additional rent for the purposes of this Lease, and the word "rent" in this Lease shall include such additional rent unless the context specifically or clearly implies that only the Annual Basic Rent is referenced. Annual Basic Rent shall be adjusted as provided in SUBPARAGRAPH 1(I).

     (b) LATE PAYMENTS. Tenant acknowledges that late payment by Tenant to Landlord of any rent or other sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to ascertain. Such costs include, without limitation, processing and accounting charges and late charges and late charges that may be imposed on Landlord by the terms of any encumbrance or note secured by the Premises. Therefore, if any rent or other sum due from Tenant is not received WITHIN FIVE (5) BUSINESS DAYS OF THE DATE when due, Tenant shall pay to landlord immediately thereafter an additional sum equal to FIVE PERCENT (5%) of such overdue payment. Landlord and Tenant hereby agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of any such late payment. Additionally, all such delinquent rent or other sums, plus this late charge, shall bear interest at the then maximum lawful rate permitted to be charged by Landlord. Any payments of any kind returned for insufficient funds will be subject to an additional handling charge of $25.00.

     (c) COST OF LIVING RENT ADJUSTMENT. Annual Basic Rent, including all prior adjustments, shall be increased (but never decreased) effective each thirty (30) month anniversary of the Commencement Date of this Lease or each anniversary of the first day of the month immediately following the month in which the Commencement Date occurs if the Commencement date occurs other than on the first day of a month ("Adjustment Date"), in accordance with the percentage increase, if any, in the Index described in SUBPARAGRAPH 1(L)1 as published by the United States Department of Labor, Bureau of Labor Statistics ("Bureau"). The Index most recently published prior to the Adjustment date shall be compared with the Index for the same month of the preceding period and the Annual Basic Rent shall be increased in accordance with the percentage increase, if any, between such Indices. Should the Bureau discontinue the publication of the Index, or publish the same less frequently, or alter the same in some other manner, Landlord, in its discretion, shall adopt a substitute index or procedure with reasonably reflects and monitors consumer prices.

6.   PREPAID RENT.

     Upon execution of this Lease, Tenant shall pay to Landlord the Prepaid Rent set forth in SUBPARAGRAPH 1(K), and if Tenant is not in default of any provisions of this Lease, such Prepaid Rent shall be applied toward the rent due for the FIRST month of the Term. Landlord's obligation with respect to the Prepaid Rent are those of a debtor and not of a trustee, and Landlord can commingle the Prepaid Rent with Landlord's general funds. Landlord shall not be required to pay Tenant interest on the Prepaid Rent. Landlord shall be entitled to immediately endorse and cash Tenant's Prepaid Rent; however, such endorsement and cashing shall not constitute Landlord's acceptance of this Lease. In the event Landlord does not accept this Lease, Landlord shall return said Prepaid Rent. If Landlord sells the Premises and deposits with the purchaser the Prepaid Rent, landlord shall be discharged from any further liability with respect to the Prepaid Rent.

7.   SECURITY DEPOSIT.

     Upon execution of this Lease, Tenant shall deposit the Security Deposit set forth in SUBPARAGRAPH 1(L) with Landlord, as security for the performance by Tenant of the provisions of this Lease. If Tenant is in default, regardless if such default is monetary or non-monetary. Landlord can use the Security Deposit or any portion of it to cure the default or to compensate Landlord for any damages sustained by Landlord resulting from Tenant's default. Upon demand, Tenant shall immediately pay to Landlord a sum equal to the portion of the Security Deposit expended or applied by Landlord to maintain the Security Deposit in the amount initially deposited with Landlord. If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return the entire Security Deposit to Tenant. Landlord's obligations with respect to the Security Deposit are those of a debtor and not a trustee, and Landlord can commingle the Security Deposit with landlord's general funds. Landlord shall not be required to pay Tenant interest on the Security Deposit. Landlord shall be entitled to immediately endorse and cash Tenant's Security Deposit; however, such endorsement and cashing shall not constitute landlord's acceptance of this Lease. In the event Landlord does not accept this Lease, Landlord shall return said Security Deposit. If Landlord sells the Premises and deposits with the purchaser the then amount of the Security Deposit, Landlord shall be discharged from any further liability with respect to the Security Deposit.

8.   USE OF PREMISES AND PROJECT FACILITIES.

     (a) TENANT'S USE OF THE PREMISES. Tenant shall use the Premises for the use or uses set forth in SUBPARAGRAPH 1(D) above, and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. Nothing contained herein shall be deemed to give Tenant any exclusive right to such use in the Project.

     (b) COMPLIANCE. At Tenant's sole cost and expense, Tenant shall procure, maintain and hold available for Landlord's inspection, all governmental licenses and permits required for the proper and lawful conduct of Tenant's business from and at the Premises. Tenant shall maintain the Premises in compliance with any and all CC&Rs and all laws, statutes, zoning restrictions, ordinances or governmental laws, rules, regulations or requirements of any duly constituted public authority having jurisdiction over the Premises now or hereafter in force, the requirements of the Board of Fire Underwriters or any other similar body now or hereafter constituted, or of the Certificate of Occupancy issued for the Building. Tenant shall not use or occupy the Premises in violation of any of the foregoing. Tenant shall, upon written notice from landlord, discontinue any use of the Premises which is declared by any authority having jurisdiction over the Premises, governmental or otherwise, to be a violation of law or of said Certificate of Occupancy. NOTWITHSTANDING THE FOREGOING, TENANT SHALL HAVE THE RIGHT TO CONTEST SUCH DECLARATION SO LONG AS SAME SHALL STAY THE ENFORCEMENT OF ANY PROCEEDING AND NOT RESULT IN ANY PECUNIARY LOSS TO LANDLORD. Tenant shall comply with all rules, orders, regulations and requirements of any insurance authority having jurisdiction over the Project or any present or future insurer relating to the Premises or the Project. Tenant shall promptly, upon demand, reimburse Landlord for any additional premium charged for any existing insurance policy or endorsement required by reason of Tenant's failure to comply with the provisions of this PARAGRAPH 8. Tenant shall not do or permit anything to be done in or about the Premises which will in any manner obstruct or interfere with the rights of other tenants or occupants of the Project, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall comply with all restrictive covenants and obligations crated by private contracts which affect the use and operation of the Premises, or the Project including, without limitation, the CURRENT Rules and Regulations referred to in PARAGRAPH 32 and attached hereto as EXHIBIT F, as THEY RELATE TO THE PERMITTED USES DEFINED IN SECTION 1(D) OF THIS LEASE. Tenant shall not commit or suffer to be committed any waste in or upon the Premises and shall keep the Premises in first class repair and appearance. Further, Tenant's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other space in the Building shall be so installed, maintained and used by Tenant as to eliminate or minimize such vibration or noise. Tenant shall be responsible for all structural engineering required to determine structural load, as well as the expense thereof.

9.   SURRENDER OF PREMISES; HOLDING OVER.

     Upon expiration of the Term of this Lease, Tenant shall surrender to Landlord the Premises and all Tenant Improvements and alterations in good condition, except for ordinary wear and tear and alterations Tenant has the right or is obligated to remove under the provisions of PARAGRAPH 14 herein. Tenant shall remove all personal property and shall perform all restoration made necessary by the removal of any alterations of Tenant's personal property before the expiration of the Term, including for example, restoring all wall surfaces to their condition prior to the commencement of this Lease. Landlord can elect to retain or dispose of in any manner Tenant's personal property not removed from the Premises by Tenant prior to the expiration of the Term. Tenant waives all claims against Landlord for any damage to the Tenant resulting from Landlord's retention or disposition of Tenant's personal property. Tenant shall be liable to Landlord for Landlord's costs for storage, removal or disposal of Tenant's personal property.

     If Tenant, with Landlord's consent, remains in possession of the Premises after expiration or termination of the Term, or after the date in any notice given by Landlord to Tenant terminating this Lease, such possession by Tenant shall b deemed to be a month-to-month tenancy terminable on written 30-day notice at any time, by either party. All provisions of this Lease, except those pertaining to term and rent, shall apply to the month-to-month tenancy. Tenant shall pay monthly rent in an amount equal to 125% of Monthly Basic Rent, subject to increases as provided in SUBPARAGRAPH 5(C), if applicable, for the last full calendar month during the regular Term plus 100% of said last month's estimate to Tenant's share of Expenses pursuant to PARAGRAPH 13, subject to increase as provided therein. If Tenant fails to surrender the Premises after expiration or termination of the Term, Tenant shall indemnify, defend and hold Landlord harmless from all loss or liability, including, without limitation, any loss or liability resulting from any claim against Landlord made by any succeeding tenant founded on or resulting from Tenant's failure to surrender the Premises together with actual attorney's fees and costs.

10.  SIGNAGE.

     Landlord shall designate the location on the Building and/or the Premises, if any, for one or more exterior Tenant identification sign(s) Tenant shall install and maintain its identification sign9s) in such designated location in accordance with this PARAGRAPH 10 and EXHIBIT G. Tenant shall have no rights to install or maintain Tenant identification signs in any other location in, on or about the Premises or the Project and shall not display or erect any other signs, displays or other advertising materials that are visible from the exterior of the Building. The size, design, color and other physical aspects of permitted signs) shall be subject to: (i) Landlord's written approval prior to installation, which approval may be withheld in landlord's discretion, (ii) any covenants, conditions or restrictions encumbering the Premises, and (iii) any applicable municipal or governmental permits and approvals. The cost of the sign(s), including the installation, maintenance and removal thereof shall be at Tenant's sole cost and expense. If Tenant fails to install or maintain its sign(s), or if Tenant fails to remove same upon termination of this Lease and repair any damage caused by such removal including, without limitation, repainting the Building (if required by Landlord, in Landlord's sole but reasonable judgment), Landlord may do so at Tenant's expense. Tenant shall reimburse Landlord for all costs incurred by Landlord to effect such installation, maintenance or removal, which amount shall be deemed additional rent, and shall include, without limitation, all sums disbursed, incurred or deposited by Landlord including Landlord's costs, expenses and actual attorney's fees with interest thereon at the maximum interest rate permitted by law from the date of Landlord's demand until payment. Any sign rights granted to Tenant under this Lease are personal to Tenant and may not be assigned, transferred or otherwise conveyed to any assignee or subtenant of Tenant without Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion.

11.  TAXES.

     (a) PERSONAL PROPERTY TAXES. Tenant shall pay before delinquency all taxes, assessments, license fees and public charges levied, assessed or imposed upon its business operation as well as upon all trade fixtures, leasehold improvements, merchandise and other personal property in or about the Premises.

     (b) REAL PROPERTY TAXES. Tenant shall pay, as additional rent, all Real Property Taxes including all taxes, assessments (general and special) and other impositions or charges which may be taxed, charged, levied, assessed or imposed with respect to any calendar year or part thereof included within the term upon all or any portion of or in relation to the PREMISES, any leasehold estate in the Premises or measured by rent from the Premises, including any increase caused by the transfer, sale or encumbrance of the Project or any portion thereof. "Real Property Taxes" shall also include any form of assessment, levy, penalty, charge or tax (other than estate, inheritance, net income or franchise taxes) imposed by any authority having a direct or indirect power to tax or charge, including, without limitation, any city, county, state, federal or any improvement or other district, whether such tax is: (i) determined by the area of the PREMISES or the rent or other sums payable under this Lease: (2) upon or with respect to any legal or equitable interest of Landlord in the PREMISES or any part thereof;
          (3) upon this transaction or any document to which Tenant is a party creating a transfer in any interest in the PREMISES; (4) in lieu of or as a direct substitute in whole or in part of or in addition to any real property taxes on the PREMISES; (5) based on any parking spaces or parking facilities provided in the PREMISES or (6) in consideration for services, such as police protection, fire protection,, street, sidewalk and roadway maintenance, refuse removal or other services that may be provided by any governmental or quasi-governmental agency from time to time which were formerly provided without charge or with less charge to property owners or occupants. Tenant shall pay Real Property Tax cost on the date any taxes or installments of taxes are due and payable as determined by the taxing authority, evidenced by the tax bill. Landlord shall determine and notify Tenant of Tenant's share not less than thirty (30) days in advance of the date such taxes or installment of taxes is due and payable. In the event Landlord fails to deliver such timely determination and notice to Tenant, then Tenant shall have thirty (30) days from receipt of such notice to remit payment of Tenant's share to Landlord. The foregoing notwithstanding, upon notice from Landlord, Tenant shall pay as additional rent Tenant's share to landlord in advance monthly installments equal to one twelfth (1/12) of Landlord's reasonable estimate of Tenant's share of the Real Estate Taxes payable under this Lease, together with monthly installments of base rent, and Landlord shall hold such payments in a non-interest bearing account. Landlord shall determine and notify Tenant of any deficiency in the impound account Tenant shall pay any deficiency of funds in the impound account not less than thirty (30) days in advance of the date such taxes or installment of taxes is due and payable. In the event Landlord fails to deliver such timely deficiency determination and notice to Tenant, then Tenant shall have thirty (30) days from receipt of such notice to remit payment of such deficiency to Landlord. If Landlord determines that Tenant's impound account has accrued an amount in excess of Tenant's share, then such excess shall b credited to Tenant within said notice from Landlord.

12.  UTILITIES.

     Tenant shall pay directly to the utility companies providing such services, the cost of all water, gas, heat, light, power, sewer, electricity, telephone or other service metered, chargeable or provided to the Premises. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility or other service furnished to the Premises. No such failure or interruption shall entitle Tenant to terminate this Lease or abate rent in any manner.

13.  MAINTENANCE.

     (a) PERFORMANCE BY TENANT. Except as provided below, Tenant shall maintain and repair the premises in good condition, including, without limitation, maintaining and repairing all walls; floors; ceilings; telephone equipment and wiring; doors exterior and interior windows and fixtures as wells damage caused by Tenant, its agents, contractors, employees or invites. Upon expiration or termination of this Lease, Tenant shall surrender the Premises to Landlord in the same condition as existed at the commencement of the Term, except for reasonable wear and tear or damage caused by fire or other casualty for which Landlord has received all funds necessary for restoration of the Premises from insurance proceeds.

     If Tenant refuses or neglects to repair and maintain the Premises as required hereunder and to the reasonable satisfaction of Landlord. Landlord may at any time following ten (10) days from the date on which Landlord shall make a written demand on Tenant to effect such repair and maintenance, enter upon the Premises and make such repairs and/or maintenance without liability to tenant for any loss or damage which might occur to Tenant's merchandise, fixtures or other property or to Tenant's business by reason thereof, and upon completion thereof, Tenant shall pay to Landlord, Landlord's costs for making such repairs FIFTEEN PERCENT (15%) overhead, upon presentation of a bill therefor. Said bill shall include interest at the maximum rate permitted by law on said costs from the date of completion of the maintenance and repairs by Landlord.

     Tenant shall, at its own expense, provide, install and maintain in good condition all of its Personal Property required in the conduct of its business on the Premises.

     (b) PERFORMED BY LANDLORD. (i) Landlord shall be responsible at its own cost and expense to maintain in good condition the structural part of the Premises, which shall include only the structural beams which support the roof deck and membrance, exterior walls, building foundations and floors. (ii) In the event that the roof system or existing HVAC equipment suffers major failure during the term hereof, Landlord shall replace or repair same, and the cost thereof shall be amortized on monthly basis over the expected useful life or the repair or replacement, and Lessee, as an item of Addition Rent, shall pay to Landlord on a monthly basis for the portion of such amortized cost which shall accrue during the remaining term hereof. Subject to reimbursement by Tenant as hereinafter provided, Landlord shall be responsible to maintain, in good condition the roof system and skylights; the paved and hardscaped parking and driveway areas (including resurfacing and restriping); gutters and downspouts on the Building; the heating, ventilating and air condition system servicing the Premises; landscaping (including replacement thereof), sprinkler system, walkways, parking areas AND EXTERIOR PAINTING (PERFORMED NOT MORE THAN ONCE DURING ANY FIVE YEAR INTERVAL).

     (c) REIMBURSEMENT BY TENANT. Prior to the commencement of each calendar year, Landlord shall give Tenant a written estimate of the expenses Landlord anticipates will be incurred for the ensuing calendar year with respect to the maintenance and repair to be performed by Landlord as herein described (the "Maintenance Expenses"). Tenant shall pay, as additional rent, such estimated expenses is equal monthly installments in advance on or before the first day of each month concurrent with its payment of Monthly Rent. Within ninety (90) days after the end of each calendar year, Landlord shall furnish Tenant a statement showing in reasonable detail the actual expenses incurred for the period in question and the parties shall within thirty (30) days thereafter make payment or allowance as necessary to adjust Tenant's estimated payments to the actual expenses as shown by applicable periodic statements submitted by Landlord. If Landlord shall determine at any time that the estimate of expenses for the current calendar year is or will become inadequate to meet all such expenses for any reason, Landlord shall immediately determine the appropriate amount of such inadequacy and issue a supplemental estimate as to such expenses, and Tenant shall pay and increase in the estimated expenses as reflected by such supplemental estimate.

          Tenant's failure to timely pay any of the charges in connection with the performance of its maintenance and repair obligations to be paid under this Paragraph 13 shall constitute a material default under this Lease.

          Landlord shall keep or cause to be kept separate and complete books of account covering costs and expenses incurred in connection with its maintenance and repair of the Building and outside areas, which costs and expenses shall include, without limitation, the actual costs and expenses incurred in connection with labor and material utilized in performance of the maintenance and repair obligations hereinafter described, public liability, property damage and other forms of insurance which Landlord may or is required to maintain, reasonable reserves for replacements and/or repairs of improvements to the outside areas, equipment and supplies, employment of such personnel as Landlord may deem reasonably necessary, payment or provision for unemployment insurance, worker's compensation insurance and other employee costs, depreciation of machinery and equipment used in connection with the maintenance of the outside areas, the cost of bookkeeping and accounting services, a management fee to cover Landlord's management, overhead and administrative expenses, assessments which may be levied against the Premises under any recorded covenants, conditions and restrictions, and any other items reasonable necessary from time to time to properly repair, replace and maintain the outside areas and any interest paid in connection therewith. Landlord may elect to delegate its duties hereunder to a professional property manager in which event all costs and expenses of such property management shall be included as expenses to be reimbursed by Tenant hereunder.

          Except as provided in PARAGRAPH 17, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repair, alterations or improvements in or to any portion of the Project or the Premises. Tenant hereby waives any and all rights to make repairs at the expense of Landlord under the provisions of Sections 1941 and 1942 of the California Civil Code or any similar statue now or hereafter enacted. LANDLORD SHALL USE ALL REASONABLE EFFORTS TO MINIMIZE ANY DISRUPTION TO THE OPERATION OF TENANT'S BUSINESS WHILE MAKING SUCH REPAIRS, ALTERATIONS OR IMPROVEMENTS AND, UNLESS IN AN EMERGENCY, SHALL SCHEDULE SAME OUTSIDE OF NORMAL BUSINESS HOURS (ONLY IF STANDARD BILLING RATES APPLY FOR THE SERVICE OR TRADE PERFORMING SUCH WORK) AND UPON TWENTY-FOUR (24) HOURS' WRITTEN NOTICE TO TENANT.

14.  ALTERATIONS.

     Tenant shall not make any alterations to the Premises, or to the Project, including any changes to the existing landscaping, without Landlord's prior written consent WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD. NOTWITHSTANDING THE FOREGOING, TENANT SHALL HAVE THE RIGHT TO (I) PAINT AND CARPET THE PREMISES, AND (II) UNDERTAKE OTHER NON-STRUCTURAL ALTERATIONS COSTING LESS THAN $50,000, WITHOUT LANDLORD'S PRIOR WRITTEN CONSENT, BUT WITH NOT LESS THAN THIRTY (30) DAYS PRIOR WRITTEN NOTICE TO LANDLORD. If Landlord gives its consent to such alterations, Landlord may post notices in accordance with the laws of the state in which the Premises are located. Any alterations make shall remain on and be surrendered with the Premises upon expiration of the Term, except that Landlord may, within 30 days before or 30 days after expiration of the Term UNLESS TENANT, AT ITS SOLE AND EXPENSE, REMOVES SAME, AND RESTORES THE PREMISES TO ITS CONDITION AS OF THE COMMENCEMENT DATE, REASONABLE WEAR AND TEAR EXCEPTED, OR UNLESS LANDLORD NOTIFIES TENANT AS A CONDITION OF ITS CONSENT TO REMOVE ANY PARTICULAR IMPROVEMENT, OR PORTION THEREOF, AND RESTORE THE PREMISES TO THE CONDITION IMMEDIATELY PRIOR TO THE INSTALLATION OF THE PARTICULAR IMPROVEMENT.

     Should Landlord consent in writing to Tenant's alteration of the Premise, Tenant shall contract with a contractor approved by Landlord for the construction of such alterations, shall secure all appropriate governmental approvals and permits, and shall complete such alterations with due diligence in compliance with plans and specifications approved by Landlord, and in compliance with all applicable laws, statutes and regulations. All such construction shall be performed in a manner which will not interfere with the quiet enjoyment of other tenants of the Project. Tenant shall pay all costs for such construction and shall keep the Premises and the Project free and clear of all mechanics' liens which may result from construction by Tenant.

15.  RELEASE AND INDEMNITY.

     As material consideration to Landlord, Tenant agrees that Landlord, its agents, and its employees shall not be liable to Tenant, its agents, employees, sublessee, invitees, licensees and other persons claiming under Tenant for; (i) any damage to any property entrusted to employees of the Project, (ii) loss or damage to any property by theft or otherwise, (iii) consequential damages arising out of any loss of the use of the Premises or any equipment or facilities therein; or (iv) any injury or damage to person or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the PREMISES from pipes, appliances or plumbing work therein or from the roof, street, sub-surface or from any other place or resulting from dampness or any other cause whatsoever. Landlord or its agents shall not be liable for interference with light or other incorporeal hereditaments, nor shall Landlord be liable for any latent defects in the Premises or the Project. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Project, and of defects therein or in the fixtures or equipment located therein.

     To the fullest extent permitted by law, Tenant agrees to indemnify, defect (with counsel reasonably satisfactory to Landlord) and hold harmless Landlord, its agents, successors in interest with respect to the Building and their directors, officers, partners, employees, shareholders, agents and representatives and the directors, officers, partners, employees, shareholders, agents and representatives of the partners of Landlord from
     (i) all claims, actions, liabilities, and proceedings arising from Tenant's use of the Premises or the conduct of its business or from any activity, work or thing done, permitted or suffered by Tenant, its agents, contractors, sublessees, employees or invitees, in or about the Premises, the Building, or the Project and any breach or default in the performance of any obligation to be performed by Tenant under the terms of this Lease, or arising from any at, neglect, fault or omission of Tenant, or of its agents, contractors, sublessees, employees or invitees, and (ii) any and all costs, attorneys' fees, expenses and liabilities incurred with respect to any such claims, actions, liabilities, or proceedings, and in the event any actions or proceedings shall be brought against Landlord by reason of any such claims. Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel approved in writing by Landlord. Tenant hereby assumes all risk of damage to property or injury to person in, upon or about the Premises from any cause whatsoever except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease where such failure has persisted for an unreasonable period of time after Landlord receives written notice of such, and Tenant hereby waives al its claims in respect thereof against Landlord.

     As used herein, the term "liabilities" shall include all suits, actions, claims and demands and all expenses (including attorneys' fees and costs of defense) incurred in or about any such liability and any action or proceeding brought thereon. If any claim shall be made or any action or proceeding brought against Landlord on the basis of any liability described in this Paragraph. Tenant shall, upon notice from Landlord defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. It is understood that payment shall not be a condition precedent to recovery upon the foregoing indemnity. See Addendum (#1)

16.  INSURANCE.

     Tenant, at its cost, shall pay for and keep in full fore and effect throughout the Term of this Lease:

     (a) COMPREHENSIVE GENERAL LIABILITY OR COMMERCIAL GENERAL LIABILITY insurance with respect to the Premises and the operations of or on behalf of Tenant, in, of or about the Premises, including, but not limited to, personal injury, product liability (if applicable), blanket contractual, owner's protective, broad from property damage liability, liquor liability (if applicable) and owned and non-owned automobile liability in amounts not less than $3,000,00 per occurrence on the commencement date of this Lease. The insurance policy or policies shall contain the following provisions: (1) severability of interest, (2) cross liability, (3) an endorsement naming Landlord, Landlord's Mortgagees and any other parties in interest designated by Landlord as additional insured, (4) an endorsement stating "such insurance as is afforded by this policy for the benefit of the Landlord and any other additional insured shall be primary as respects any liability or claims arising out of the occupancy of the Premises by the Tenant, or Tenant's operations and any insurance carried by Landlord, or any other additional insured shall be non-contributory,"
          (5) with respect to improvements or alterations permitted under this Lease, contingent liability and builder's risk insurance, (6) an endorsement allocating to the Premises the full amount of liability limits required by this Lease, and (7) coverage must be on an "occurrence basis". "Claims-Made" forms are not acceptable.

     (b) WORKERS COMPENSATION COVERAGE as required by law, together with Employers Liability coverage with a limit of not less than $1,000,000.

     (c) TENANT'S PROPERTY INSURANCE: Tenant shall at all times during the term hereof and at its cost and expense, maintain in effect policies of insurance covering (1) all Tenant Improvements on the Premises installed by Tenant, (2) all personal property of Tenant located in or at the Premises including, but not limited to, fixtures, furnishings, equipment and furniture, in an amount not less than their full replacement value, and (3) loss of income or business interruption covering a period of not less than one (1) year. These policies shall provide protection against any peril included within the classification "All Risk" including, but not limited to, insurance against sprinkler leakage, vandalism and malicious mischief. The proceeds of such insurance shall be used to repair or replace the Tenant Improvements and personal property so insured.

     All policies of insurance required to be kept or maintained by Tenant AND LANDLORD hereunder shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured before the occurrence of injury or loss, if same are obtainable without unreasonable cost. Landlord and Tenant each hereby waive any rights of recovery against the other for injury or loss to such waiving party or to its property or the property of others under its control, arising from any cause required to be insured against under any policy of insurance required to be carried to be carried by such waiving party under this Lease. The foregoing waiver shall be effective whether or not the waiving party shall actually obtain and maintain the insurance which such waiving party is obligated to obtain and maintain under this Lease.

     All insurance required to be provided by Tenant under this Lease: (a) shall be issued by insurance companies authorized to do business in the state in which the Premises are located and holding a General Policyholders Rating of "A" and a Financial Rating of "X" or better, as set forth in the most recent edition of Best's Insurance Reports; (b) shall contain an endorsement requiring at least 30 days prior written notice to Landlord and Landlord's lender, before cancellation or change in coverage scope or amount of any policy. Tenant shall deliver a certificate or copy of such policy together with evidence of payment of all current premiums to Landlord within 30 days of execution of this Lease and within fifteen (15) days of expiration of each policy. Tenant's failure to provide evidence of such coverage to Landlord shall constitute a default under this Lease.

     Subject to being reimbursed by Tenant, Landlord shall insure the Building (excluding all property which Tenant is obligated to insure) against damage with "All Risk" insurance and public liability insurance (See Addendum #2) including rental abatement insurance, all in such amounts and with such deductibles as Landlord considers appropriate, BUT IN NO EVENT LESS THAN THE REPLACEMENT COST THEREOF. Tenant shall pay, as additional rent, the cost of any insurance maintained by Landlord hereunder and any other insurance Landlord may elect to obtain for the PREMISES from time to time during the Term (including, without limitation, earthquake and/or flood insurance). Tenant shall pay insurance cost within fifteen days (15) days after Tenant's receipt of statement from Landlord determining Tenant's share of the insurance cost. The foregoing notwithstanding, upon notice from Landlord, Tenant shall pay as additional rent Tenant's share to Landlord in advance monthly installments equal to one twelfth (1/12) of Landlord's reasonable estimate of Tenant's share of the insurance premiums payable under this Lease, together with monthly installments of base rent, and Landlord shall hold such payments in a non-interest bearing account. Landlord shall determine and notify Tenant of any deficiency in the impound account and Tenant shall pay any deficiency of funds in the impound account within fifteen days (15) days after Tenant's receipt of statement from Landlord determining Tenant's share of the actual insurance cost. If Landlord determines that Tenant's impound account has accrued an amount in excess of Tenant's share, then such excess shall be credited to Tenant within said notice from landlord. Notwithstanding any contribution by Tenant to the cost of insurance premiums as provided herein, Tenant acknowledges that it has no right to receive any proceeds from any insurance policies carried by Landlord.

17.  DESTRUCTION.

     If during the Term of this Lease, any portion of the Premises, access to the Premises or any part of the PROJECT which is essential to the use of the Premises is damaged or destroyed and such damage or destruction can, in Landlord's reasonable estimation, be repaired within 180 days following such damage or destruction, this Lease shall remain in full force and effect and Landlord shall promptly commence to repair and restore the damage or destruction to substantially the same condition as existed prior to such damage and shall complete such repair and restoration with due diligence in compliance with all then existing laws. If (1) such damage or destruction cannot, in landlord's reasonable estimation, be repaired within 180 days following such damage or destruction; or (2) more than forty percent (40%) of the Building is damaged or destroyed (regardless of its impact on the Premises); or (3) any mortgage of the Building will not allow the application of insurance proceeds to be applied to repair and restoration; or (5) the damage or destruction occurs within the last twelve
     (12) months of the Term of this Lease or any extension hereof, then Landlord may, in its sole discretion, terminate this Lease by delivery of notice to Tenant within 30 days of the date Landlord learns of the damage. IN THE EVENT ANY MORTGAGE OF THE BUILDING DOES NOT ALLOW THE APPLICATION OF INSURANCE PROCEEDS TO BE APPLIED TO REPAIR AND RESTORE THE BUILDING, LANDLORD SHALL REFUND TO TENANT ANY SPECIFIC PREMIUMS COLLECTED FROM TENANT FOR THE PARTICULAR COVERAGE INVOLVED.

     In the event of repair, reconstruction and restoration by Landlord as herein provided, the rent payable under this Lease shall be abated proportionately BY AN AMOUNT IN THE SAME RATIO AS THE NUMBER OF SQUARE FEET IN THE DAMAGED PORTION OF THE PREMISES BEARS TO THE TOTAL NUMBER OF SQUARE FEET OF THE PREMISES; provided that there shall be no abatement of rent if such damage is the result of Tenant's negligence or intentional wrongdoing. Tenant shall not be entitled to any compensation or damages for loss of the use of the whole or any part of the Premises, damage to Tenant's Personal Property and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

     If Landlord is obligated to or elects to repair or restore at herein provided, Landlord shall be obligated to make repair or restoration only to those portions of the Building and the Premises which were originally provided at landlord's expense, and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant. Tenant agrees to coordinate the restoration and repair of those items it is required to restore or repair with Landlord's repair and restoration work and in coordination with a work schedule prepared by Landlord, or Landlord's contractor. Further, Tenant's work shall be performed in accordance with the terms, standards and conditions contained in Paragraph 14 above.

     The provisions of California Civil Code Section 1932, Subsection 2, and
     Section 1933, Subsection 4, and any other similarly enacted statute or court decision relating to the abatement or termination of a lease upon destruction of the leased premises, are hereby waived by Tenant; and the provisions of this PARAGRAPH 17 shall govern in case of such destruction.

18.  CONDEMNATION.

     (a) DEFINITIONS. The following definitions shall apply: (1) "Condemnation" means (a) the exercise of any governmental power of eminent domain, whether by legal proceedings or otherwise by condemnor and (b) the voluntary sale or transfer by Landlord to any condemnor either under threat of condemnation or while legal proceedings for condemnation are proceeding; (2) "Date of Taking" means the date the condemnor has the right to possession of the property being condemned; (3) "Award" means all compensation, sums or anything of value awarded, paid or received on a total or partial condemnation; and (4) "Condemnor" means any public or quasi-public authority, or private corporation or individual, having a power of condemnation.

     (b) OBLIGATIONS TO BE GOVERNED BY LEASE. If during the Term of this Lease there is any taking of all or any part of the Premises or the Project, the rights and obligations of the parties shall be determined pursuant to this Lease.

     (c) TOTAL OR PARTIAL TAKING. If the Premises are totally taken by condemnation, this Lease shall terminate on the date of taking. If any portion of the Premises is taken by condemnation, this Lease shall remain in effect, except that Tenant can elect to terminate this Lease if the remaining portion of the Premises is rendered unsuitable for Tenant's continued use of the Premises. If Tenant elects to terminate this Lease, Tenant must exercise its right to terminate by giving notice to Landlord within 30 days after the nature and extent of the taking have been finally determined. If Tenant elects to terminate this Lease, Tenant shall also notify Landlord of the date of termination, which date shall not be earlier than 30 days nor later than 90 days after Tenant has notified landlord of its election to terminate; except that this Lease shall terminate on the date of taking if the date of taking falls on a date before the date of termination as designated by Tenant. If any portion of the Premises is taken by condemnation and this Lease remains in full force and effect, on the date of taking the rent shall be reduced by an amount in the same ratio as the total number of rentable square feet in the portion of the Premises taken bears to the total number of rentable square feet in the Premises immediately before the date of taking. In the case where a portion of the Premises is taken and the Lease remains in full force and effect. Landlord shall, at its own cost and expense, make all alterations or repairs to the Premises so as to make the portion of the Premises not taken a complete architectural unit. Such work shall not, however, exceed the scope of work done by Landlord in originally constructing the Premises. If any portion of the Building other than the Premises is taken and in Landlord's reasonable opinion the Building should be restored in a manner that materially alters the Premises, or if severance damages from the condemning authority are not available to Landlord in sufficient amounts to permit such restoration, Landlord may terminate this Lease upon written notice to Tenant. Basic Monthly Rent due and payable hereunder shall be temporarily abated during such restoration period in proportion to the degree to which there is substantial interference with Tenant's use of the Premises, as reasonably determined by Landlord or Landlord's architect. Each party hereby waives the provisions of Section 1265.130 of the California Code of Civil procedures and any present or future law allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Building or Premises.

          If the Premises are totally or partially taken by condemnation, Tenant shall not asset any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of the award without any deduction for any estate of interest of Tenant. NOTWITHSTANDING THE FOREGOING, TENANT MAY MAKE A SEPARATE CLAIM AGAINST THE CONDEMNING AUTHORITY FOR ITS MOVING EXPENSES AND OTHER CLAIMS TYPICALLY ALLOWED OF TENANTS IN SIMILAR SITUATIONS.

19.  ASSIGNMENT OR SUBLEASE.

     Tenant shall not assign or encumber its interest in this Lease or the Premises or sublease all or any part of the Premises or allow any other person or entity (except Tenant's authorized representatives, employees, invitees, or guests) to occupy or use all or any part of the Premises without first obtaining Landlord's consent which Landlord shall not unreasonably withhold. Landlord shall be deemed reasonable in withholding its consent if it determines in its sole discretion that: (i) the financial net worth of the proposed assignee or sublessee is not equal to or greater than Tenant's financial net worth as of the date of this Lease as increased by the increase in the Consumer Price Index, if any, between the date of this Lease and the date of the assignment or sublease, (ii) (NOTE:
     PREVIOUSLY TYPED LANGUAGE DELETED); (iii) the intended use of the Premises by the proposed assignee or sublessee will require more than insignificant alteration of the Premises; (iv) the intended use of the Premises by the proposed assignee or sublessee will constitute a violation of this Lease or any governmental law, rule, ordinance or regulation governing the Premises or would involve the storage, use or keeping of Hazardous Materials (as defined in Exhibit H attached hereto) in, on or about the Premises, the Common Areas or any other portion of the Project; or if (v) the proposed rent for the proposed assignee is less than the Rent then in effect under the Lease; or (vi) the proposed assignee or sublessee is a tenant in the Project or has negotiated to be a tenant in the Project any time in the six
     (6) months just preceding Tenant's request for Landlord's consent AND LANDLORD IS THEN LEASING A SIMILAR AMOUNT OF SPACE IN THE PROJECT. Any assignment, encumbrance or sublease without Landlord's written consent shall be voidable and at Landlord's election, shall constitute a default. Landlord's waiver or consent to any assignment or subletting shall not relieve Tenant of any assignee or sublessee from any obligation under this Lease whether or not accrued.

     If Tenant is a partnership, a withdrawal or change, voluntary, involuntary or by operation of law of any partner, or the dissolution of the partnership, shall be deemed a voluntary assignment. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or sale or other transfer of a controlling percentage of the capital stock of Tenant, or the sale of at least 25% of the value of the assets of Tenant shall be deemed a voluntary assignment. The phase "controlling percentage" means ownership of and right to vote stock possessing at least 25% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for election of directors. The preceding two sentences of this paragraph shall not apply to corporations the stock of which is traded through a public exchange. If Landlord shall consent to any assignment or sublease of this Lease, three-quarters (3/4) of all sums and other consideration payable to or for the benefit of the Tenant from its assignee or subtenant in excess of the rent payable by Tenant to Landlord under this Lease, or in the case of a sublease, in excess of the rent fairly allocable to such subleased portion as reasonably determined by Landlord PLUS, IN EITHER CASE, THE LEGAL FEES, BROKERAGE COMMISSIONS AND TENANT-PAID ALTERATIONS REQUIRED TO CONSUMMATE SUCH ASSIGNMENT, shall be paid to Landlord, as and when such sums are due and payable. If Tenant requests Landlord to consent to a proposed assignment or subletting Tenant shall pay to Landlord, whether or not consent is ultimately given, $100 or Landlord's reasonable attorneys' fees incurred in connection with such request, whichever is greater.

     No interest of Tenant in this lease shall be assignable by involuntary assignment through operation of law (including, without limitation, the transfer of this Lease by testacy or intestacy). Each of the following acts shall be considered an involuntary assignment: (a) If Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes proceedings under the Bankruptcy Act in which Tenant is the bankrupt; or it Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors; or (b) If a writ of attachment or execution is levied on this Lease; or (c) If in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises. An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as a asset of Tenant.

20.  DEFAULT.

     The occurrence of any of the following shall constitute a default by
     Tenant: (a) A failure to pay rent or any other charge WITHIN FIVE (5) DAYS OF THE DATE when due; (b) Abandonment of the premises (failure to occupy and operate Premises for thirty (30 consecutive days shall be deemed an abandonment); (c) The making by Tenant or any guarantor of this Lease ("Guarantor") of any general assignment for the benefit of creditors; the filing by or against Tenant or any Guarantor of a petition to have Tenant or such Guarantor adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant or a Guarantor, the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to Tenant's assets located at the Premises or of Tenant's interest in this Lease, of substantially all of Guarantor's assets, where possession is not restored to Tenant or such Guarantor, as the case may be, within sixty (60) days; the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within sixty (60) days; or if this Lease shall, by operation of law or otherwise, pass to any person or persons other than Tenant except as provided in PARAGRAPH 19 herein; (d) The failure of Tenant to timely comply with the provisions of PARAGRAPH 24 or PARAGRAPH 31 of this Lease regarding, respectively, Subordination and Estoppel Certificates; or (e) The failure to perform any other provision of this Lease WITHIN THIRTY (30) DAYS OF LANDLORD'S NOTICE OF SUCH FAILURE, UNLESS SAME CANNOT BE CURED WITHIN SUCH THIRTY (30) DAY PERIOD, AND IF TENANT SHALL HAVE PROMPTLY COMMENCED AND BE DILIGENTLY PURSUING SUCH CURE, THE CURE PERIOD SHALL BE EXTENDED UNTIL TENANT CURES SAME, BUT IN NO EVENT LONGER THAN NINETY (90) DAYS.

21.  LANDLORD'S REMEDIES.

     Landlord shall have the remedies described in this PARAGRAPH 21 if Tenant is in default. These remedies are not exclusive; they are cumulative and in addition to any remedies now or later allowed by law.

     Upon any such default, Landlord may terminate Tenant's right to possession of the Premises at any time AFTER TEN (10) DAYS NOTICE. No act by Landlord other than giving notice to Tenant shall terminate this Lease. Act of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination f Tenant's right to possession. Upon termination of Tenant's right to possession, Landlord has the right to recover from Tenant; (1) The worth at the time of award of any unpaid rent which had been earned at the time of termination of Tenant's right to possession; (2) The worth at the time of award of the amount by which the unpaid rent which would have been earned after the date of termination of Tenant's right to possession until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (3) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; (4) Any other amount, including court attorney and collection costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default. "The worth" as used for Items (1) and (2) in this PARAGRAPH 21 is to be computed by allowing interest at the lesser of 12%, whichever is grater. "The worth" as used for Item (3) in this PARAGRAPH 21 is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of termination plus one percent(1%).

     In the event of any default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant or disposed of in a reasonable manner by Landlord. No re-entry or taking possession of the Premises by Landlord pursuant to this PARAGRAPH 21 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.

22.  DEFAULT BY LANDLORD.

     Landlord shall not be in default hereunder unless Landlord fails to perform the obligations required of Landlord within a reasonable time, but in no event later than forty-five (45) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises, or the lessor of any underlying or ground lease affecting the Project, in writing specifying wherein Landlord has failed to perform such obligation, OR IF LANDLORD FAILS TO MAINTAIN THE INSURANCE REQUIRED UNDER PARAGRAPH 16 HEREOF; provided, however, that if the nature of Landlord's obligation is such that more than forty-five (45) days is required for performance, then Landlord shall not be in default if Landlord commences performance within such forty-five (45) day period and thereafter diligently prosecutes the same to completion. In no event shall Tenant have the right to terminate this Lease as a result of Landlord's default; Tenant's remedies shall be limited to any other remedy available at law or in equity. Nothing herein contained shall be interpreted to mean that Tenant is excused from paying rent due hereunder as a result of any default by landlord. IN THE EVENT OF DAMAGE TO THE PORTIONS OF THE PREMISES WHICH LANDLORD IS OBLIGATED TO REPAIR AND MAINTAIN UNDER THIS LEASE AND WHICH AFFECT THE PREMISES TO SUCH AN EXTENT (A) AS TO CAUSE AN IMMINENT THREAT OF INJURY TO PERSONS OR DAMAGE TO PERSONAL PROPERTY WITHIN THE PREMISES, OR
     (B) AS TO PREVENT TENANT'S OCCUPANCY OR USE OF ALL OR ANY MATERIAL PORTION OF THE PREMISES FOR ITS EXISTING PERMITTED USES, IF LANDLORD FAILS TO RESPOND WITHIN SEVENTY-TOW (72) HOURS AFTER NOTICE FROM TENANT THEN TENANT SHALL HAVE THE RIGHT (SO LONG AS TENANT IS NOT IN DEFAULT UNDER THIS LEASE) TO UNDERTAKE REPAIRS, TO THE EXTENT NECESSARY ONLY TO SECURE THE PREMISES FROM THE IMMINENT THREAT OF INJURY TO PERSONS OR DAMAGE TO PERSONAL PROPERTY OR TO ALLOW TENANT TO OPERATE ITS BUSINESS FORM THE PREMISES. THE COST OF SUCH REPAIRS SHALL BE BORNE BY TENANT, BUT SHALL BE SUBJECT TO REIMBURSEMENT FROM LANDLORD THROUGH WRITTEN REQUEST FOR PAYMENT ACCOMPANIED BY COPIES OF ITEMIZED, PAID INVOICES AND LIEN RELEASE WAIVERS EXECUTED BY ALL CONTRACTORS WHO PROVIDED SUCH REPAIR SERVICES, AND LANDLORD SHALL HAVE FORTY-FIVE (45) DAYS FROM RECEIPT OF SUCH REQUEST AND ALL SUPPORTING DOCUMENTATION TO PAY SUCH COSTS TO TENANT.

23.  ENTRY OF PREMISES AND PERFORMANCE BY TENANT.

     Landlord and its authorized representatives shall have the right to enter the Premises at all reasonable times DURING NORMAL BUSINESS HOURS AND UPON TWENTY-FOUR (24) HOURS NOTICE for any of the following purposes: (a) To determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease; (b) To do any necessary maintenance and to make any restoration to the Premises or the Project that Landlord has the right or obligation to perform under this Lease; (c) To post "for sale" signs at any time during the Term, to post "for rent" or "for lease" signs during the last 90 days of the Term, or during any period while Tenant is in default; (d) To show the Premises to prospective brokers, agents, buyers, tenants or persons interested in an exchange, at any time during the Term; (e) To repair, maintain or improve the Project and to erect scaffolding and protective barricades around and about the Premises or the Project; or (f) To discharge Tenant's obligations hereunder when Tenant has failed to do so in accordance with the terms of this Lease. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance or other damage arising out of Landlord's entry onto the Premises as provided in this PARAGRAPH 23. Tenant shall not be entitled to an abatement or reduction of rent if Landlord exercises any rights reserved in this PARAGRAPH 23. Landlord shall reasonably attempt to conduct his activities on the Premises as provided herein in a manner that will cause the least inconvenience, annoyance or disturbance to Tenant. For each of these purposes, Landlord shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Tenant's vaults and safes. Tenant shall not alter any lock or install a new or additional lock or bolt on any door of the Premises, without the prior written consent of Landlord. If Landlord gives it s consent, Tenant shall furnish Landlord with a key for any such lock.

     All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense without any abatement of rent. If Tenant shall fail to pay any sum of money, other than Monthly Basic Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord (or such other period as specifically provided herein), Landlord may, without waiving or releasing Tenant from any obligations of Tenant, but shall not be obligated to, make any such payment or perform any such other act on Tenant's part to be made or performed in this Lease; provided, however, all sums so paid by Landlord and all necessary incidental costs together with interest thereon at the lesser of 12% or the maximum rate an individual is permitted to charge by law from the date of such payment by Landlord, shall be payable to Landlord on demand. Tenant covenants to pay any such sums, and Landlord shall have (in addition to all other rights or remedies of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of the rent. FOLLOWING FOUR (4) LATE PAYMENTS OF RENT DURING ANY TWELVE MONTH PERIOD, LANDLORD SHALL HAVE THE OPTION TO REQUIRE THAT TENANT INCREASE THE AMOUNT OF SECURITY DEPOSIT REQUIRED UNDER PARAGRAPH 8 BY FIFTY PERCENT (50%), WHICH ADDITIONAL SECURITY DEPOSIT SHALL BE RETAINED BY LANDLORD AND MAY BE APPLIED BY LANDLORD IN THE MANNER PROVIDED IN PARAGRAPH 7.

24.  SUBORDINATION.

     Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and unless otherwise elected by Landlord or any mortgagee or any beneficiary of a Deed of Trust with a lien on the Project or any ground lessor with respect to the Project(or any part thereof), this Lease shall be subject and subordinate at all times to
     (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Project, or the land upon which the Project is situated, or both, and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Project, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Tenant acknowledges that Landlord shall have the right to subordinate or cause to be subordinated this Lease to any such ground leases or underlying lease or any such liens to this Lease. In the event that any ground leases or underlying leases or any such liens to this Lease. In the event that nay ground lease or underlying lease terminates for any reason or any mortgage or Deed of Trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the tenant of the successor in interest to Landlord, and TENANT'S OCCUPANCY OF THE PREMISES SHALL NOT BE DISTURBED FOR SO LONG AS TENANT IS IN COMPLIANCE WITH THE PROVISIONS OF THIS LEASE. Tenant covenants and agrees to execute and deliver, upon demand by landlord and in the form requested by landlord any additional documents evidencing the priority or subordination of this Lease with respect to any such ground lease or underlying leases or the lien of any such mortgage or Deed of Trust. Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record any such document in the name and on behalf of Tenant.

     Notwithstanding the foregoing, Tenant acknowledges that the Project is encumbered by a deed of trust including an assignment of rents (the "Mortgage") in favor of Connecticut General Life Insurance Company ("Mortgagee"), and that this Lease is and shall be subordinate to the lien of the Mortgage. If Mortgagee succeeds to the interest of Landlord under this Lease, Tenant acknowledges and agrees that Mortgagee shall not be (i) liable for any act or omission of any prior landlord (including Landlord),
     (ii) liable for the return of any security deposit unless such deposit has been delivered to Mortgagee by Landlord or is in an escrow fund available to Mortgagee, (iii) subject to any offsets or defenses that Tenant might have against prior landlord (including Landlord), (iv) bound by any rent or additional rent that Tenant might have paid for more than the current month to any prior landlord (including Landlord), (v) bound by any amendment, modification or termination of this Lease made without Mortgagee's consent,
     (vi) personally liable under this Lease, Mortgagee's liability hereunder being limited to its interest in the Project, or (vii) bound by any notice of termination given by Landlord to Tenant without Mortgagee's prior written consent thereto.

25.  NOTICE.

     Any notice, demand, request, consent, approval or communication desired by either party or required to be given, shall be in writing and served either personally or sent by prepaid certified fist class mail, return receipt requested, addressed as set forth in SUBPARAGRAPH 1(B) AND 1(C). Either party may change its address by notification to the other party. NOTICES TO TENANT SHALL ALSO BE SENT TO GENERAL COUNSEL, 22 HARBOR PARK DRIVE, PORT WASHINGTON, NEW YORK 11050. Notice shall be deemed to be communicated 48 hours from the time of mailing, or at the time of service as provided in this PARAGRAPH 25.

26.  WAIVER.

     No delay or omission in the exercise of any right or remedy by Landlord shall impair such right o remedy or be construed as a waiver. No act or conduct of Landlord, including, without limitation, acceptance of the keys to the Premises, shall constitute acceptance of the surrender of the Premises by Tenant before the expiration of the Term. Only written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish termination of this Lease. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this Lease.

27.  LIMITATION OF LIABILITY.

     In consideration of the benefits accruing hereunder, Tenant and all successors and assigns of Tenant covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord or otherwise pertaining to any obligation of Landlord in respect of the
     Premises:

     (a) The sole and exclusive remedy against Landlord shall be against the Landlord's or otherwise pertaining to any obligation of Landlord in respect of the PROJECT:

     (b) No partner, officer, director, owner, shareholder or advisor of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);

     (c) No service of process shall be made against any partner, officer, director, owner, shareholder or advisor of Landlord (except as may be necessary to secure jurisdiction o f the partnership);

     (d) No partner, officer, director, owner, shareholder or advisor of Landlord shall be required to answer or otherwise plead to any service of process;

     (e) No judgment taken against any partner, officer, director, owner, shareholder or advisor of Landlord may be vacated and set aside at any time after the fact;

     (f) Any judgment taken against any partner, officer, director, owner, shareholder or advisor of Landlord may be vacated and set aside at any time after the fact;

     (g) No writ of execution will ever be levied against the assets of any partner, officer, director, owner, shareholder or advisor of Landlord;

     (h) The obligations under this Lease do not constitute personal obligations of the individual partner, officer, director, owner, shareholder or advisor of Landlord, and Tenant shall not seek recourse against any such persons or entities of Landlord or any of their personal assets for satisfaction of a y liability in respect to this Lease; and

     (i) These covenants and agreements are enforceable both by Landlord and also by any partner, officer, director, owner, shareholder or advisor of Landlord.

     Tenant agrees that each of the foregoing provisions shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

28.  FORCE MAJEURE.

     Landlord shall have no liability whatsoever to Tenant on account of (a) the inability or delay of Landlord in fulfilling any of Landlord's obligations under this Lease by reason of strike, other labor trouble, governmental restrictions, controls or inaction, or shortages of fuel, supplies or labor resulting therefrom or any other cause, whether similar or dissimilar to the above, beyond Landlord's reasonable control; or (b) any failure or defect in the supply, quantity or character of electricity or water furnished to the Premises, by reason of any requirement, act or omission of the public utility or others furnishing the Project with electricity or water, or for any other reason, whether similar or dissimilar to the above, beyond Landlord's reasonable control. If this Lease specifies a time period for performance of an obligation of Landlord, that time period shall be extended by the period of any delay in Landlord's performance caused by any of the events of force majeure described above.

29.  PROFESSIONAL FEES.

     (a) If Landlord should engage any professional including, without limitation, attorneys, appraisers, accountants, environmental or other consultants for the purpose of bringing suit for possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provisions of this Lease, or for any other relief against Tenant hereunder, or in the event of any other litigation between the parties with respect to this Lease, then all REASONABLE costs and expenses including, without limitation, actual professional fees such as appraisers', accountants', attorneys' and other consultants' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment. If Landlord employs a collection agency to recover delinquent charges, Tenant agrees to pay all collection agency fees charged to Landlord in addition to rent, late charges, interest and other sums payable under this Lease.

     (b) If Landlord is named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit including, without limitation, its actual professional fees such as appraisers', accountants' and attorneys' fees.

30.  EXAMINATION OF LEASE.

     Submission of this instrument for examination or signature by Tenant shall not create a binding agreement between Landlord and Tenant nor shall it constitute a reservation or option to lease on the part of Tenant and this instrument shall not be effective as a lease and shall not create any obligations on the part of Landlord or Tenant until this Lease has been validly executed by, and delivered to, both Landlord and Tenant.

31.  ESTOPPEL CERTIFICATE.

     (a) Within ten (10) BUSINESS days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord a statement, ("Estoppel Certificate") in a form substantially similar to the form of EXHIBIT E attached hereto or in such other form as Landlord's lender or purchaser may require, certifying: (i) the date of commencement of this Lease; (ii) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications, stating the nature and date of such modification), (iii) the date to which the rent and other sums payable under this Lease have been paid; (iv) that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (v) such other matters requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph 31 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Project or any interest therein.

     (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by landlord,
          (ii) that there are no uncured defaults in Landlord's performance, and
          (iii) that not more than one (1) month's rent has been paid in advance. Tenant's failure to deliver said statement to Landlord within ten (10) days of receipt shall constitute a default under this Lease.

     (c) Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact, which appointment is coupled with an interest, to act in Tenant's name, place and stead to execute such Estoppel Certificate on Tenant's behalf.

32.  RULES AND REGULATIONS.

     Tenant shall faithfully observe and comply with the "Rules and Regulations", a copy of which is attached hereto and marked Exhibit F, and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by landlord. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Project of any of said Rules and Regulations.

33.  LIENS.

     Tenant shall, within FIFTEEN (15) days after receiving notice of the filing of any mechanic's lien for material or work claimed to have been furnished to the Premises on Tenant's behalf or at Tenant's request, discharge the lien or post a bond equal to the amount of the disputed claim with a bonding company reasonably satisfactory to Landlord. If Tenant posts a bond, it shall contest the validity of the lien with all due diligence. Tenant shall indemnify, defend and hold Landlord harmless from any and all losses and costs incurred by Landlord as a result of any such liens attributable to Tenant. If Tenant does not discharge any lien or post a bond for such lien within FIFTEEN (15) day period, Landlord may discharge such lien at Tenant's expense and Tenant shall promptly reimburse Landlord for all costs incurred by Landlord in discharging such lien including, without limitation, attorney's fees and costs and interest on all sums expended at the maximum interest rate permitted by law. Tenant shall provide Landlord with not less than FIFTEEN (15) days prior written notice of its intention to have work performed at or materials furnished to the Premises so that Landlord may post appropriate notices of non-responsibility.

34.  MISCELLANEOUS PROVISIONS.

     (a) TIME OF ESSENCE. Time is on the essence of each provision of this Lease.

     (b) SUCCESSOR. This Lease shall be binding on and inure to the benefit of the parties and their successors, except as provided in PARAGRAPH 19 herein.

     (c) LANDLORD'S CONSENT. Any consent required by Landlord under this Lease must be granted in writing and may be withheld by Landlord in its sole and absolute discretion, unless otherwise expressly provided herein.

     (d) COMMISSION. Each party represents that it has not had dealings with any real estate broker, finder or other person with respect to this Lease in any manner. except for the broker identified in SUBPARAGRAPH 1(M). If EITHER PARTY has dealt with any other person or real estate broker with respect to leasing or renting space in the Project, such party shall be solely responsible for the payment of any fees due said person or firm and shall hold the other party free and harmless and indemnify and defend Landlord from any liabilities, damages or claims with respect thereto, including attorneys fees and costs.

     (e) LANDLORD'S SUCCESSORS. In the event of a sale or conveyance by Landlord of the Project, the same shall operate to release Landlord from any liability under this Lease, and in such event Landlord's successor in interest shall be solely responsible for all obligations of Landlord under this Lease.

     (f) PRIOR AGREEMENT OR AMENDMENTS. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors-in-interest.

     (g) RECORDING. Tenant shall not record this Lease nor a short form memorandum thereof without the consent of Landlord. Landlord may record a short form memorandum of this Lease and Tenant shall execute and acknowledge such form if requested to do so by Landlord.

     (h) SEPARABILITY. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof, and all other provisions of this Lease shall remain in full force and effect.

     (i) NO PARTNERSHIP OR JOINT VENTURE. Nothing in this Lease shall be deemed to constitute Landlord and Tenant as partners or joint venturers. It is the express intent of the parties hereto that their relationship with regard to this Lease and the Premises be and remain that of lessor and lessee.

     (j) INTERPRETATION. This Lease shall be construed and interpreted in accordance with the laws of the state in which the Premises are located. This Lease constitutes the entire agreement between the parties with respect to the Premises and the Project, except for such guarantees or modifications as may be executed in writing by the parties from time to time. When required by the context of this Lease, the singular shall include the plural, and the masculine shall include the feminine and/or neuter. "Party" shall mean Landlord or Tenant. If more than one person or entity constitutes Tenant, the obligations imposed upon Tenant shall be joint and several as to all persons or entities constituting Tenant. The enforceability, invalidity or illegality of any provision shall not render the other provisions unenforceable, invalid or illegal.

     (k) MORTGAGEE PROTECTION. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust, mortgagee, or ground lessor covering the Premises, and shall offer such beneficiary, mortgagee, or ground lessor, a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, or in the event of a ground lessor, by appropriate judicial action, if such should prove necessary to effect a cure.

IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.

LANDLORD:         South Bay Industrials Company, L.L.C.
                  a Delaware limited liability company


By:    /S/ JAMES M. WALSH                Date:  9/4/97
       James M.Walsh
Its:     Vice President





TENANT:    Systemax, Inc., a New York corporation
           dba:  Global Computer Supplies


By:    /S/ BRUCE LEEDS             Date:                9/3/97
       Bruce Leeds
Its:     Vice President

                   ADDENDUM TO SINGLE TENANT INDUSTRIAL LEASE
               (NET) BETWEEN SOUTH BAY INDUSTRIALS COMPANY, L.L.C.
                                       AND
                                 SYSTEMAX, INC.
                             DATED SEPTEMBER 3, 1997

1. To the fullest extend permitted by law, Landlord agrees to indemnify, defend (with counsel satisfactory to Tenant) and hold harmless Tenant,, its agents, successors in interest, directors, officers, partners, employees, shareholders, agents and representatives from (i) all claims, actions, liabilities, and proceedings arising from any breach or default in the performance of any obligation to be performed by Landlord under the terms of this Lease, and (ii) any and all costs, attorney's fees, expenses and liabilities incurred with respect to any such claims, actions, liabilities, and proceedings.

2.   including a comprehensive boiler and machinery policy,